Exhibit 32


CERTIFICATION OF CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned individuals certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Patriot Transportation Holding, Inc. on Form 10-K for the fiscal year ended September 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Patriot Transportation Holding, Inc.

                                        PATRIOT TRANSPORTATION HOLDING, INC.


December 23, 2003                       JOHN E. ANDERSON_______________

                                        John E. Anderson
                                        President and Chief Executive Officer


                                        RAY M. VAN LANDINGHAM__________

                                        Ray M. Van Landingham
                                        Vice President, Finance and
                                          Administration and Chief
                                          Financial Officer


                                        GREGORY B. LECHWAR_____________

                                        Gregory B. Lechwar
                                        Controller and Chief
                                          Accounting Officer


A signed original of this written statement required by Section 906 has been provided to Patriot Transportation Holding, Inc. and will be retained by Patriot Transportation Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification accompanies the issuer's Annual Report on Form 10-K and is not filed as provided in SEC Release Nos. 33-8212, 34-4751 and IC-25967, dated June 30, 2003.